UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2021

COUNTERPATH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35592

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)

(604) 320-3344

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CPAH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 8.01 Other Events.

As previously disclosed, on December 6, 2020, CounterPath Corporation, which we refer to herein as "CounterPath," the "Company," "we," "us," or "our," entered into an agreement and plan of merger, which, as it may be amended from time to time, we refer to as the "Merger Agreement," with Alianza, Inc., a Delaware corporation, which we refer to as "Alianza," and CounterPath Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Alianza, which we refer to as "Merger Sub." Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into CounterPath, which we refer to as the "Merger," with CounterPath continuing as the surviving corporation and becoming a wholly owned subsidiary of Alianza. On December 29, 2020, CounterPath filed a Preliminary Proxy Statement (the "Preliminary Proxy") with the Securities and Exchange Commission (the "SEC") in anticipation of a forthcoming special meeting of CounterPath's stockholders to determine whether the Merger should be approved.

Litigation Related to the Merger

On January 7, 2021, a putative class action complaint was filed in the Supreme Court of the State of New York, County of New York, captioned Chakra Chamala v. CounterPath Corporation, et al., NYCSC Index No. 650111/2021, against CounterPath and its directors.  The complaint alleges that CounterPath's directors breached their fiduciary duties by purportedly failing to engage in a sufficiently robust sales process prior to the Merger, allegedly failing to obtain sufficient consideration for CounterPath's stockholders in connection with the Merger, and purportedly failing to make adequate disclosures in the Preliminary Proxy regarding the Merger.  The Company cannot predict the outcome of or estimate the possible loss or range of loss from this matter.  It is possible that additional, similar complaints may be filed, or that the complaint described above may be amended. If this occurs, the Company does not intend to announce the filing of each additional, similar complaint or any amended complaint unless it contains materially new or different allegations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:  /s/ David Karp

 David Karp

 Chief Executive Officer

Dated:  January 13, 2021